============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   June 5, 2008
                                                         --------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on May 28, 2008 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:    June 5, 2008                         REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period:  APR-08
									      -----------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date MAY 23, 2008
			      --------------------------	     ------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/5
CASH RECEIPTS AND DISBURSEMENTS
APRIL 2008
----------


	Cash - beginning of period excluding
		lock-boxes							$   392,901

	Plus: DIP borrowings						  3,050,000
	Plus:	Net proceeds from sale of CPI				 50,759,024

	Less: Disbursements
	Net payroll							  	    488,572
		Payroll taxes						    352,133
		Steel purchases - CPI					          0
		Titan disbursements					     23,111
		Other operating 						  1,310,931
		Reorganization:
			Professional fees					    120,395
			U.S. Trustee fees					     13,000
			Adequate Protection Payments			     50,000
										 ----------
							Total			  2,358,142

	Less: Outstanding checks					    391,307
										 ----------
	Cash - end of period						$51,452,476
										 ==========



	NOTE:
	In connection with the sale of the CP Industries division on April 18, 2008, the Company's DIP Financing Agreement was paid in full. Additionally, another creditor with a secured lien was paid in full. The total of these payments was $14.7 million. This amount has been netted against the proceeds from the sale of the CPI division.





















						- A-2 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/5
BANK RECONCILIATION
AS OF APRIL 30, 2008
--------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$ 76,022	$    0		$     0		$      0
					========	=======		========	========

BANK BALANCE 				$190,310	$      0	$ 86,042	$    710
Deposits in transit	       		       0
Outstanding checks			(114,288)	       -	 (86,042)	    (710)
Other - explain below			See Note 1
					--------	--------	--------	--------

Adj. Bank Balance			$ 76,022	$      0	$      0	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
		Note 1: Bank balance includes $150,310 in an overnight deposit account.































						- A-3 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/5
BANK RECONCILIATION
AS OF APRIL 30, 2008
--------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					PENSION		WORK FUND	CPI-OP		CPI-PEN
ACCOUNT NUMBER				1011567058	1896806		1898000		1910807


Balance per books			$      0	$     0		$     0		$      0
					========	=======		========	========

BANK BALANCE 				$      0	$ 3,673		$     0		$  2,259
Deposits in transit	       		       0
Outstanding checks			       0	 (3,673)	 		  (2,259)
Other - explain below
					--------	--------	--------	--------

Adj. Bank Balance			$      0	$     0		$      0	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/5
BANK RECONCILIATION
AS OF APRIL 30, 2008
--------------------






BANK						  PNC BANK	 PNC BANK	 PNC BANK
TYPE						Cash Collat'l	 Carve-Out 	Segregated
ACCOUNT NUMBER					 1019820572	1019820847	1019821057


Balance per books				$50,259,024	 $ 250,000	 $ 250,000
						===========	 =========	 =========

BANK BALANCE 					$50,259,024	 $ 250,000	 $ 250,000
Deposits in transit
Outstanding checks
Other - explain below
						-----------	 ---------	 ---------

Adj. Bank Balance				$50,259,024	 $ 250,000	 $ 250,000
						===========	 =========	 =========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 5/5
BANK RECONCILIATION
AS OF APRIL 30, 2008
--------------------






BANK						FIFTH THIRD	FIFTH THIRD	FIFTH THIRD
TYPE						OPERATING	LOCK-BOX	PAYROLL
ACCOUNT NUMBER					7512940417	1055011		1065629


Balance per books				$ 377,303	$ 240,127	$      0
						=========	 ========	 =======

BANK BALANCE 					$ 561,638	$ 240,127	$      0
Deposits in transit
Outstanding checks				 (184,335)
Other - explain below
						---------	 --------	 -------

Adj. Bank Balance				$ 377,303	$ 240,127	$      0
						=========	 ========	 =======

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-6 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									              Post
								       Month of  Petition to
									 Apr 2008	30-Apr-08
									 --------	---------

Net Sales								$  2,682	$ 21,628
Cost of Sales:
	Standard Cost						   2,118	  15,830
	Variances & Other						     305	   1,106
									  ------	 -------

	Gross Profit						     259	   4,692

Operating Expenses:
	Marketing							     140	     662
	General & Admin						     347	   1,812
									  ------	 -------

	Operating Profit						    (228)	   2,218

Other Income(Expense)						  42,734	  42,737
Equity in China JV							30         171
Reorganization exp:
	Professional fees						    (121)       (187)
	U.S. Trustee fees						     (13)	     (21)
	Other
	Adequate Protection Paym't Exp.			     (50)	    (450)
Interest Expense - excluding Adequate
	Protection Payments					    (960)	  (3,360)
									  ------	 -------

	Profit before tax						  41,392	  41,108

Income Tax									 0	       0
									  ------	 -------

	Net Income							$ 41,392	$ 41,108
									  ======	 =======













						- A-7 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)
                                                 Adjusted
					26-Nov-07		31-Mar-08	30-Apr-08
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$     393	$ 51,452
Net Receivables			    7,166		    9,028	   2,800
Net Inventory			   12,369		   11,617	   2,577
Other Current Assets		    3,029		    3,399	   1,370
					  -------     	  -------	 -------
		Current		   23,318		   24,437	  58,199

Net Property			    6,300		    6,150	   3,221
Goodwill				   10,994		   10,994	   1,491
CSV policies			    2,200		    2,194	   2,195
Interest in China JV		    3,009		    3,150	   3,180
					  -------		  -------	 -------
		Total			$  45,821		$  46,925	$ 68,286
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    3,970	   2,830
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			748	     661
Customer Deposits			    4,424		    3,137	       0
Accrued Other			    4,272		    2,957	   1,940
					  -------		  -------	 -------
		Current		   12,545		   10,823	   5,442

Secured Debt and interest	   53,418		   56,512	  43,380
Other Liabilities			    3,101		    2,729	   1,211
					  -------		  -------	 -------
		Total Liabilities	   69,064		   70,064	  50,033

Total Equity			  (23,243)		  (23,139)	  18,253
					  -------		  -------	 -------

		Total			$  45,821		$  46,925	$ 68,286
					  =======		  =======	 =======


















						- A-8 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/4
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF APRIL 30, 2008
-----------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 4
	-----------------------------------------
		Amount due for payrolls in the last half of
			April 2008 - paid in May				  $ 72




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		$  344    $ 156   $   4    $   0    $ 2,326     $ 2,830
Wages Payable			   113    					       113
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0       95      11			       106
Amounts due Insiders		    15       15      15	15	   18	        78
				  ----      ---     ---      ---      -----       -----
	Total			$  472    $ 266   $  30    $  15    $ 2,344     $ 3,127
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of April that were
	paid in May.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-9 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/4
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
APRIL 2008
----------

DATE	   			   	  HANNA      CPI
PAID	     CPI	  HANNA	 	   MGT	      MGT         HQ	       TOTAL
----   -------    -------     -------  -------  -------   --------
APR
01	  4,169.62	18,044.04	19,060.50  13,366.67	23,408.96    78,049.79
02 										   0.00
03	 45,060.16						             45,060.16
04 										   0.00
07										   0.00
08					22,019.53		             22,019.53
09 										   0.00
10 								                  0.00
11										   0.00
14										   0.00
15	  4,103.38	19,866.14				             23,969.52
16										   0.00
17	 41,094.15			18,730.47  13,459.41	18,556.82    91,840.85
18 										   0.00
21 										   0.00
22			19,924.11				             19,924.11
23										   0.00
24 										   0.00
25										   0.00
28			20,093.49				             20,093.49
29										   0.00
30	  6,216.25	 6,850.88				   553.91    13,621.04

	----------     ---------      ---------  ---------   ---------  ----------
TOTAL	100,643.56     84,778.66      59,810.50  26,826.08   42,519.69  314,578.49
	==========     =========      =========  ========    =========  ==========






































						- A-10 -








REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/4
PENNSYLVANIA AND OHIO WITHHOLDING TAX
APRIL 2008
----------

DATE	  			   CPI
PAID	  REF        CPI          MGT          HQ          TOTAL
---- 	-----   -------   -------  --------    -------
APR
01                                                           0.00
02	  PA      5,394.26     1,387.08     1,974.89      8,756.23
03                                                           0.00
04                                                           0.00
07                                                           0.00
08                                                           0.00
09                                                           0.00
10                                                           0.00
11                                                           0.00
14                                                           0.00
15                                                           0.00
16                                                           0.00
17                                                           0.00
18	  PA      9,744.18     1,396.29     1,689.23     12,829.70
21                                                           0.00
22                                                           0.00
23                                                           0.00
24                                                           0.00
25                                                           0.00
28                                                           0.00
29                                                           0.00
30	  OH        671.27                                  671.27

		  --------    ---------     --------	    ---------
TOTAL	         15,809.71	2,783.37     3,664.12      22,257.20
		  =========    ========     ========      =========







































						- A-11 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 4/4
ILLINOIS, INDIANA AND WISCONSIN WITHHOLDING TAX
APRIL 2008
----------



DATE	  			   HANNA
PAID	  REF       HANNA         MGT          HQ          TOTAL
---- 	-----   -------   -------  --------    -------
APR
01                                                           0.00
02	  IL      1,801.96     1,674.51                   3,476.47
03                                                           0.00
04                                                           0.00
07                                                           0.00
08                                                           0.00
09       IL      2,147.71                                2,147.71
10                                                           0.00
11                                                           0.00
14                                                           0.00
15       WI      1,053.53                                1,053.53
16       IL      1,940.20                                1,940.20
17       IN                                    68.54        68.54
18       IL                    1,688.29                  1,688.29
21                                                           0.00
22                                                           0.00
23       IL      1,967.75                                1,967.75
24                                                           0.00
25                                                           0.00
28                                                           0.00
29       WI        637.59        349.75                    987.34
30       IL      1,967.61                                1,967.61

		  --------    ---------     --------	    ---------
TOTAL	         11,516.35	3,712.55        68.54      15,297.44
		  =========    ========     ========      =========



































						- A-12 -









REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF APRIL 30, 2008
--------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 9,120
		Plus: Invoiced during the month			  3,766
		Less: Amounts collected					 (5,024)
		Less: CPI sale						 (4,953)
										 ------
		Trade Receivables - end of month			$ 2,909
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$ 1,756
		31-60								    766
		61-90								    215
		91+								    172
										 ------
			Total	trade receivables				  2,909
		Non-trade receivables					      1
		Less: Reserve for bad debts				   (110)
										 ------
		Net Receivables - per balance sheet			$ 2,800
										 ======


TAXES PAYABLE
-------------
		Taxes from late April payrolls - paid in May       $ 72
										    ===




















						- A-13 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
APRIL 2008
----------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $ 1,500		$  7,500
Charles E. Bradley		Director fees	  $ 9,833		$ 49,165
Thomas L. Cassidy			Director fees	  $ 1,500		$  7,500
David E. Jackson			Director fees	  $ 1,500		$  7,500
Joseph C. Lawyer			Director fees	  $ 4,625		$ 23,125
John G. Poole			Director fees	  $ 5,000		$ 25,000
Kimball J. Bradley, CEO		Salary		  $32,627		$163,135
John M. Froehlich, CFO		Salary		  $18,255		$ 91,275
Thomas J. Vogel, VP		Salary		  $ 9,350		$ 46,750

PROFESSIONALS:
--------------
											    TOTAL
				DATE OF		    PAID THIS	 TOTAL   INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO    AND
				 ORDER	APPROVED	AMOUNT	  DATE    UNPAID
				-------	--------  ---------	-------  ---------

Lincoln International    1/24/08    $109,138   $43,693      $109,138  $989,157
Reid and Riege, PC      11/28/07    $173,191   $76,702      $173,191  $ 96,053



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------

						 MONTHLY	 PAID		 POST
						INTEREST	INTEREST	PETITION
						 PAYM'TS	 DURING	INTEREST
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  Steel Partners			 $      0	 $      0	 $      0
	  Paradigm Capital			 $      0	 $      0	 $      0
	  U.S. Bank, as Trustee		 $ 50,000	 $ 50,000	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0
	Total Equipment Co			 $  3,197	 $  3,197	 $      0
	Hyster Capital				 $  2,043	 $  2,043	 $      0
	Equipco					 $  1,494	 $  1,494	 $      0





						- A-14 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
APRIL 2008

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BYU THE DEBTOR FROM ANY PARTY?	  X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X



	Item 15.  Loans were received from Wachovia Bank
			during the month re: DIP Financing.





























						- A-15 -